Exhibit 10.9

Confidential Treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as “***”.  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[AstraZeneca Letterhead]

October 1, 2007

By Facsimile:  (919) 913-1039

Gilda Thomas
Senior Vice President & General Counsel
POZEN, Inc.
1414 Raleigh Road, Suite 400
Chapel Hill, NC 27517
USA

Re:  Amendment No. 1 dated as of September 6, 2007 (the "Amendment") to the Collaboration and License Agreement dated as of August 1, 2006 by and between POZEN INC. and AstraZeneca AB (the "Agreement")

Dear Gilda:

As you discussed with our counsel, David McIntosh of Ropes & Gray, due to a clerical error in preparing the Amendment, Exhibit G in the executed version of the Amendment was incomplete.  Attached to this letter is the complete version of Exhibit G that should have been attached to the Amendment.

If this new Exhibit G attached to this letter is acceptable to Pozen, please execute this letter memorializing the parties' agreement that this new Exhibit G will replace the Exhibit G attached to the executed Amendment.  Accordingly, upon execution of this letter, this new attached Exhibit G will become Exhibit G to the Amendment, and the Exhibit G originally attached to the Amendment will be superseded and replaced and be of no further force and effect.

Except as otherwise expressly provided in this letter, the terms of the Agreement shall remain in full force and effect.  This letter may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

[This space left intentionally blank]

*** Portion for which confidential treatment requested.

If this letter reflects your understanding, please countersign in the space provided below and return one original copy to my attention by facsimile at (302) 885-6862.

Sincerely,

By:	/s/ Richard J. Kenny
Name:	Richard J. Kenny
Title:	Assistant General Counsel

AGREED:

POZEN INC.

By:	/s/ Gilda Thomas
Name:	Gilda Thomas
Title:	Senior Vice President & General Counsel

*** Portion for which confidential treatment requested.

EXHIBIT G
OPERATING PRINCIPLES

GPT Meetings:

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CPT Meetings:
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***
***
***
***
***
***
***

Face-to-Face GPT Meetings:
***
***
Regulatory:
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***
***

*** Portion for which confidential treatment requested.